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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ---------------------------

                                    FORM 8-K

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                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                        SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 6, 2008

                          ---------------------------

                     PENSECO FINANCIAL SERVICES CORPORATION
             (Exact Name of Registrant as specified in its charter)

                          ---------------------------

       Pennsylvania                    000-23777                23-2939222
     (State or other            (Commission File Number)     (IRS Employer of
jurisdiction of incorporation)                              Identification No.)


                 150 NORTH WASHINGTON AVENUE, SCRANTON, PA 18503

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 570-346-7741

                                      NONE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                          ---------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            ------------------------------------------------------------------
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
            -------------------------------------------------------------
            CERTAIN OFFICERS.
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      (e)   Material Compensatory Plans, Contracts or Agreements
            ----------------------------------------------------

         APPROVAL OF LONG-TERM INCENTIVE PLAN

         On May 6, 2008 the stockholders of Penseco Financial Services Corporation (the "Corporation"), the parent company of Penn Security Bank & Trust Company (the "Bank") approved the Penseco Financial Services Corporation 2008 Long-Term Incentive Plan (the "Plan"). The purposes of the Plan are to promote the success and enhance the value of the Corporation by providing long term incentives to directors and employees of the Corporation and its subsidiaries linking their personal interest to that of the Corporation's shareholders. The Plan is further intended to provide flexibility to the Corporation by increasing its ability to motivate, attract and retain services of employees and directors upon whose judgment, interest and special effort the successful conduct of the Corporation's operations are largely dependent.

         Persons eligible to receive awards under the Plan include directors, officers, employees, consultants and other service providers of the Corporation and its subsidiaries, except that incentive stock options may be granted only to individuals who are employees on the date of grant.

         The Plan authorizes grants of stock options, stock appreciation rights, dividend equivalents, performance awards, restricted stock and restricted stock units. The total number of shares of the Corporation's common stock available for grant as awards under the Plan shall not exceed in the aggregate five percent of the outstanding shares of the Corporation's common stock as of February 15, 2008, or 107,400 shares of the Corporation's common stock.

         Shares available for grant under the Plan may be authorized and unissued shares, treasury shares held by the Corporation or shares purchased or held by the Corporation or a subsidiary for purposes of the Plan, or any combination thereof. Shares issued upon assumption or conversion of outstanding stock-based awards granted by an acquired company shall be disregarded in applying the limitation on awards.

         FREEZING OF PENSION PLAN

         In addition, on May 12, 2008, the Corporation issued a press release announcing that its Board of Directors had approved:

         1. Freezing the Corporation's Pension Plan by providing that no employees shall commence participation in the Pension Plan after June 22, 2008, and that compensation paid to and service completed by all Pension Plan participants after June 22, 2008 shall be disregarded in computing accrued benefits thereunder;

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         2.       Permitting the Corporation, in its discretion, to make a
                  special class of annual, immediately-vested, nonforfeitable, non-matching contributions ("Special Contributions") to the Bank's new 401(k) Profit-Sharing Plan as a uniform percentage of each plan participant's plan compensation (as such term is defined in the 401(k) Profit-Sharing Plan) to all participants in the plan at each plan year end; and

         3. Permitting management of the Corporation, in its discretion, to determine the amounts of Special Contributions, if any, from time to time, up to 50% of the first 6% of employees' base salary.

         A copy of the press release, dated May 12, 2008, is included as Exhibit
99.1 to this report and is furnished herewith.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.
                  ---------------------------------

         (d)      Exhibits

                  Number      Description
                  ------      -----------

                  99.1        Press Release dated May 12, 2008




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    PENSECO FINANCIAL SERVICES CORPORATION



                                    By: /s/ Craig W. Best
                                        ---------------------------------------
                                        President and Chief Executive Officer

Date:    May 12, 2008